Exhibit 10.2

Attorney Docket No. 520-00101.PRV4

Assignment of Provisional Patent Application

WHEREAS, Richard James Douglas Rouse, 4182 Pamela Court, San Diego, CA 92117 (hereinafter “ASSIGNOR”), has made an invention entitled:

“A METHOD FOR THERAPEUTIC DEVELOPMENT, PREPARATION AND
ADMINISTRATION”

described in United States Provisional Patent Application Serial No. 61/927,992, filed January 16, 2014 (hereinafter the “Invention”), and

WHEREAS, CDx, Inc. (hereinafter “ASSIGNEE”), a corporation of the state of Delaware, having a place of business at 4225 Executive Square Suite 600, La Jolla, CA 92037, desires to acquire all of the ASSIGNOR’S interest in the Invention;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby sell, assign and transfer unto ASSIGNEE, its successors, assigns and legal representatives, the full and exclusive right, title and interest, in the United States and all foreign countries, to the Invention, in the aforesaid application, and to all subsequent applications based thereon, or claiming priority thereto, including any and all utility applications, continuations, divisions, reissues and substitutes of such subsequent applications, together with the right of priority under the International Convention for the Protection of Industrial Property, Inter-American Convention Relating to Patents, Designs and Industrial Models, and any other international agreements to which the United States of America adheres.

AND ASSIGNOR hereby agrees to execute any papers requested by ASSIGNEE, its successors, assigns and legal representatives, deemed essential to ASSIGNEE’S full protection and title in and to each invention hereby transferred.

ASSIGNOR furthermore agrees upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by said ASSIGNEE for the filing and granting of the aforesaid subsequent U.S. and of foreign applications and the perfecting of title thereto in said ASSIGNEE.

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Attorney Docket No. 520-00101.PRV4

ASSIGNOR hereby warrants and covenants that ASSIGNOR has the full right to convey the entire interest herein assigned, and that ASSIGNOR has not executed and will not execute any instrument or assignment in conflict herewith.

Signature of Inventor:	/s/ Richard James Douglas Rouse
Inventor’s Name:	Richard James Douglas Rouse

Date:	7-2-14

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Attorney Docket No. 520-00101.PRV3

Assignment of Provisional Patent Application

WHEREAS, Richard James Douglas Rouse, 4182 Pamela Court, San Diego, CA 92117 (hereinafter “ASSIGNOR”), has made an invention entitled:

“A PORTABLE GAS CHROMATOGRAPHIC ANALYSIS AND DISTRIBUTION SYSTEM FOR THE EXTRACTION AND DELIVERY OF COMPOUNDS IN CANNABIS”

described in United States Provisional Patent Application Serial No. 61/864,517, filed August 9, 2013 (hereinafter the “Invention”), and

WHEREAS, CDx, Inc. (hereinafter “ASSIGNEE”), a corporation of the state of Delaware, having a place of business at 4225 Executive Square Suite 600, La Jolla, CA 92037, desires to acquire all of the ASSIGNOR’S interest in the Invention;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby sell, assign and transfer unto ASSIGNEE, its successors, assigns and legal representatives, the full and exclusive right, title and interest, in the United States and all foreign countries, to the Invention, in the aforesaid application, and to all subsequent applications based thereon, or claiming priority thereto, including any and all utility applications, continuations, divisions, reissues and substitutes of such subsequent applications, together with the right of priority under the International Convention for the Protection of Industrial Property, Inter-American Convention Relating to Patents, Designs and Industrial Models, and any other international agreements to which the United States of America adheres.

AND ASSIGNOR hereby agrees to execute any papers requested by ASSIGNEE, its successors, assigns and legal representatives, deemed essential to ASSIGNEE’S full protection and title in and to each invention hereby transferred.

ASSIGNOR furthermore agrees upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by said ASSIGNEE for the filing and granting of the aforesaid subsequent U.S. and of foreign applications and the perfecting of title thereto in said ASSIGNEE.

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Attorney Docket No. 520-00101.PRV3

ASSIGNOR hereby warrants and covenants that ASSIGNOR has the full right to convey the entire interest herein assigned, and that ASSIGNOR has not executed and will not execute any instrument or assignment in conflict herewith.

Signature of Inventor:	/s/ Richard James Douglas Rouse
Inventor’s Name:	Richard James Douglas Rouse

Date:	7-2-14

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Attorney Docket No. 520-00101.PRV2

Assignment of Provisional Patent Application

WHEREAS, Richard James Douglas Rouse, 4182 Pamela Court, San Diego, CA 92117 (hereinafter “ASSIGNOR”), has made an invention entitled:

“A PORTABLE GAS CHROMATOGRAPHIC ANALYSIS AND DISTRIBUTION
SYSTEM FOR THE EXTRACTION AND DELIVERY OF COMPOUNDS”

described in United States Provisional Patent Application Serial No. 61/864,515, filed August 9, 2013 (hereinafter the “Invention”), and

WHEREAS, CDx, Inc. (hereinafter “ASSIGNEE”), a corporation of the state of Delaware, having a place of business at 4225 Executive Square Suite 600, La Jolla, CA 92037, desires to acquire all of the ASSIGNOR’S interest in the Invention;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby sell, assign and transfer unto ASSIGNEE, its successors, assigns and legal representatives, the full and exclusive right, title and interest, in the United States and all foreign countries, to the Invention, in the aforesaid application, and to all subsequent applications based thereon, or claiming priority thereto, including any and all utility applications, continuations, divisions, reissues and substitutes of such subsequent applications, together with the right of priority under the International Convention for the Protection of Industrial Property, Inter-American Convention Relating to Patents, Designs and Industrial Models, and any other international agreements to which the United States of America adheres.

AND ASSIGNOR hereby agrees to execute any papers requested by ASSIGNEE, its successors, assigns and legal representatives, deemed essential to ASSIGNEE’S full protection and title in and to each invention hereby transferred.

ASSIGNOR furthermore agrees upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by said ASSIGNEE for the filing and granting of the aforesaid subsequent U.S. and of foreign applications and the perfecting of title thereto in said ASSIGNEE.

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Attorney Docket No. 520-00101.PRV2

ASSIGNOR hereby warrants and covenants that ASSIGNOR has the full right to convey the entire interest herein assigned, and that ASSIGNOR has not executed and will not execute any instrument or assignment in conflict herewith.

Signature of Inventor:	/s/ RicharJames Douglas Rouse
Inventor’s Name:	RicharJames Douglas Rouse

Date:	7-2-14

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Attorney Docket No. 520-00101.PRV1

Assignment of Provisional Patent Application

WHEREAS, Richard James Douglas Rouse, 4182 Pamela Court, San Diego, CA 92117 (hereinafter “ASSIGNOR”), has made an invention entitled:

“A PORTABLE CHEMICAL ANALYSIS METHOD BY VOLATILIZATION AND
SUBLIMATION”

described in United States Provisional Patent Application Serial No. 61/846,996, filed July 16, 2013 (hereinafter the “Invention”), and

WHEREAS, CDx, Inc. (hereinafter “ASSIGNEE”), a corporation of the state of Delaware, having a place of business at 4225 Executive Square Suite 600, La Jolla, CA 92037, desires to acquire all of the ASSIGNOR’S interest in the Invention;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby sell, assign and transfer unto ASSIGNEE, its successors, assigns and legal representatives, the full and exclusive right, title and interest, in the United States and all foreign countries, to the Invention, in the aforesaid application, and to all subsequent applications based thereon, or claiming priority thereto, including any and all utility applications, continuations, divisions, reissues and substitutes of such subsequent applications, together with the right of priority under the International Convention for the Protection of Industrial Property, Inter-American Convention Relating to Patents, Designs and Industrial Models, and any other international agreements to which the United States of America adheres.

AND ASSIGNOR hereby agrees to execute any papers requested by ASSIGNEE, its successors, assigns and legal representatives, deemed essential to ASSIGNEE’S full protection and title in and to each invention hereby transferred.

ASSIGNOR furthermore agrees upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by said ASSIGNEE for the filing and granting of the aforesaid subsequent U.S. and of foreign applications and the perfecting of title thereto in said ASSIGNEE.

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Attorney Docket No. 520-00101.PRV2

ASSIGNOR hereby warrants and covenants that ASSIGNOR has the full right to convey the entire interest herein assigned, and that ASSIGNOR has not executed and will not execute any instrument or assignment in conflict herewith.

Signature of Inventor:	/s/ Richard James Douglas Rouse
Inventor’s Name:	Richard James Douglas Rouse

Date:	7-2-14

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